EXHIBIT 10.12

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
________________________________________________________________________________________x
GRAND TOYS INTERNATIONAL, INC.,

Plaintiff,	Index No. 600798/01

-against-

DANIEL ATKINS, MARK ATKINS, TERESA ATKINS, DOUGLAS ATKINS, AND BRUCE MINOR,	STIPULATION OF SETTLEMENT

Defendants.
________________________________________________________________________________________x

WHEREAS:

     A.     Plaintiff initiated a motion against defendants for summary judgment in lieu of complaint (“Motion”) based upon guaranties executed by each of the individual defendants for the corporate entity Limited Treasures, Inc. (“Limited”);

     B.     The defendants have collectively interposed opposition to the Motion, having alleged various defenses on behalf of the individual defendants;

     C.     Plaintiff and defendants have agreed on various adjournments of the Motion while the parties have discussed resolution of their differences;

     D.     The parties hereto desire to amicably resolve their differences and set forth their understanding in this Stipulation of Settlement;

     NOW, IT IS HEREBY STIPULATED AND AGREED by and between plaintiff and the defendants as follows:

     1.     The plaintiff’s claims against Limited and the individual defendants are hereby settled in the sum of $775,000 (the “Settlement Obligation”) which the defendants hereby agree to pay or cause to be paid to plaintiff as follows:

     (a)     The sum of $7,500 per month for six consecutive months beginning on June 30, 2001, payable on the last day of each month;

     (b)     The sum of $21,124.23 per month for forty-two (42) consecutive months beginning December 31, 2001, payable on the last day of each month, all as set forth on the amortization schedule annexed hereto as Exhibit A.

     (c)     Each monthly payment is due to be received by plaintiff at its address, attention Ms. Tania M. Clarke, 1710 Transcanadian Highway, Dorval, Quebec H9P lH7 Canada on the due date for that payment, which is the last day of each month. Payment shall be made by either wire transfer or courier service.

     2.     The Settlement Obligation shall bear interest at the rate of nine (9%) per annum which has been calculated into the amortization table annexed hereto as Exhibit A.

     3.     During the payment term of the Settlement Obligation, plaintiff shall be entitled to maintain its existing security interest in assets of Limited and Defendants as set forth in the documents (a) annexed as Exhibits A through F, inclusive, to the Motion, and (b) as set forth in paragraph 18, footnote 2 of the affidavit of R. Ian Bradley annexed to the Motion.

     4.     Each of the individual defendants shall execute a consent to judgment in the form annexed hereto as Exhibit B, to be held in escrow by Piper Marbury Rudnick & Wolfe LLP, counsel for plaintiff , subject to the terms and conditions of this Stipulation of Settlement.

     5.     In the event the defendants fail to make any monthly payment as set forth in this Stipulation of Settlement, then counsel for plaintiff shall give written notice thereof by facsimile transmission to the defendants as a group, attn: Daniel Atkins and Douglas Atkins (c/o Limited at (916) 859-7050) with a simultaneous copy to M. David Graubard, Esq., by facsimile transmission at (212) 681-1601, plus telephonic notice to M. David Graubard, Esq. at (212) 681-1600. Telephonic notice shall be sufficient if a message is left on any mechanical answering device in the office of Kera & Graubard, counsel for the defendants.

     (a)     Defendants shall have seven (7) calendar days (including weekends and holidays) to cure such default.

     (b)     In the event defendants, or any one of them, fail to cure such default; then counsel for plaintiff shall be entitled to release the consent judgment from escrow without any further notice whatsoever, and to use that judgment as plaintiff sees fit to enforce collection; provided that the judgment amount shall be reduced by all payments made hereunder prior to such uncured default; and this action may be re-opened and restored to the Court’s calendar for the sole purpose of entering the consent judgment.

     6.     Defendants shall have the right to pre-pay any monthly installment without penalty.

     (a)     In the event defendants pay the entire then-outstanding balance due on the Settlement Obligation on June 30, 2002, then the then outstanding amount of the Settlement Obligation shall be reduced to the sum of $450,000.

     (b)     In the event defendants pay the entire then-outstanding balance due on the Settlement Obligation on December 31, 2002, then the then outstanding amount of the Settlement Obligation shall be reduced to the sum of $425,000.

     7.     The parties hereto acknowledge that they have each consulted their respective counsel with regard to the terms and conditions of this Stipulation of Settlement.

     8.     Upon full and complete payment of the Settlement Obligation, then the following shall occur:

     (a)     Plaintiff and each of the individual defendants shall exchange general releases;

     (b)     The original consent judgment shall be returned by counsel for the plaintiff to counsel for the defendants;

     (c)     Any and all claims that plaintiff may have against Limited shall be deemed paid, and plaintiff and Limited shall exchange general releases.

     (d)     The stock of Limited owned by the individual defendants that is held by plaintiff shall be returned to the individual defendants.

     (e)     Any and all liens plaintiff has on the assets of Limited shall be deemed terminated, and plaintiff shall execute the appropriate documents in connection with such release of liens.

     9.     Upon the execution of this Stipulation of Settlement by all parties, the above entitled action shall be discontinued by the execution of a Stipulation of Discontinuance in a form annexed hereto as Exhibit C, which shall be filed with the Clerk of this Court.

Dated: New York, New York
June 28, 2001

GRAND TOYS INTERNATIONAL, INC. Plaintiff

By
/s/ R. Ian Bradley R. Ian Bradley, President

PIPER MARBURY RUDNICK & WOLFE LLP
Attorney for Plaintiff

By
/s/ Joseph G. Finnerty, III, Esq.
Joseph G. Finnerty, III, Esq. Attorneys for Plaintiff 1251 Avenue of the Americas New York, NY 10020 (212) 835-6000 (212) 835-6001 Fax

/s/ Daniel Atkins DANIEL ATKINS

/s/ Mark Atkins MARK ATKINS

/s/ Theresa Atkins THERESA ATKINS

/s/ Douglas Atkins DOUGLAS ATKINS

/s/ Bruce Minor BRUCE MINOR

KERA & GRAUBARD

By
/s/ M. David Graubard
M. David Graubard 240 Madison-Avenue, 7th fl New York, NY 10016 (212) 681-1600 (212) 681-1601 Fax

Doug Atkins 06-26-2001 Pg 1

Compounding period... :	Monthly
Nominal annual rate:	9.000%
Effective annual rate:	9.381%
Periodic rate:	0.7500%
Equivalent daily rate:	0.02466%

CASH FLOW DATA

	Event	Date	Amount	#	Period	End-date
1	Loan	06/30/01	775,000.00	1
2	Payment	06/30/01	7,500.00	6	Monthly	11/30/01
3	Payment	12/30/01	21,124.23	42	Monthly	05/30/05

AMORTIZATION SCHEDULE — Normal amortization

Pmt	Date	Payment	Interest	Principal	Balance
Loan	06-30-2001				775,000.00
1	06-30-2001	7,500.00	0.00	7,500.00	767,500.00
2	07-31-2001	7,500.00	5,756.25	1,743.75	765,756.25
3	08-31-2001	7,500.00	5,743.17	1,756.83	763,999.42
4	09-30-2001	7,500.00	5,730.00	1,770.00	762,229.42
5	10-31-2001	7,500.00	5,716.72	1,783.28	760,446.14
6	11-30-2001	7,500.00	5,703.35	1,796.65	758,649.49
7	12-30-2001	21,124.23	5,689.87	15,434.36	743,215.13

2001	totals	66,124.23	34,339.36	31,784.87

8	01-30-2002	21,124.23	5,574.11	15,550.12	727,665.01
9	02-28-2002	21,124.23	5,457.49	15,666.74	711,998.27
10	03-30-2002	21,124.23	5,339.99	15,784.24	696,214.03
11	04-30-2002	21,124.23	5,221.61	15,902.62	680,311.41
12	05-30-2002	21,124.23	5,102.34	16,021.89	664,289.52
13	06-30-2002	21,124.23	4,982.17	16,142.06	648,147.46
14	07-30-2002	21,124.23	4,861.11	16,263.12	631,884.34
15	08-30-2002	21,124.23	4,739.13	16,385.10	615,499.24
16	09-30-2002	21,124.23	4,616.24	16,507.99	598,991.25
17	10-30-2002	21,124.23	4,492.43	16,631.80	582,359.45
18	11-30-2002	21,124.23	4,367.70	16,756.53	565,602.92
19	12-30-2002	21,124.23	4,242.02	16,882.21	548,720.71

2002	totals	253,490.76	58,996.34	194,494.42

20	01-30-2003	21,124.23	4,115.41	17,008.82	531,711.89
21	02-28-2003	21,124.23	3,987.84	17,136.39	514,575.50

22	03-30-2003	21,124.23	3,859.32	17,264.91	497,310.59
23	04-30-2003	21,124.23	3,729.83	17,394.40	479,916.19
24	05-30-2003	21,124.23	3,599.37	17,524.86	462,391.33
25	06-30-2003	21,124.23	3,467.93	17,656.30	444,735.03
26	07-30-2003	21,124.23	3,335.51	17,788.72	426,946.31
27	08-30-2003	21,124.23	3,202.10	17,922.13	409,024.18
28	09-30-2003	21,124.23	3,067.68	18,056.55	390,967.63

Exhibit A

Doug Atkins 06-26-2001 Pg 2

Pmt	Date	Payment	Interest	Principal	Balance
29	10-30-2003	21,124.23	2,932.26	18,191.97	372,775.66
30	11-30-2003	21,124.23	2,795.82	18,328.41	354,447.25
31	12-30-2003	21,124.23	2,658.35	18,465.88	335,981.37

2003	totals	253,490.76	40,751.42	212,739.34

32	01-30-2004	21,124.23	2,519.86	18,604.37	317,377.00
33	02-29-2004	21,124.23	2,380.33	18,743.90	298,633.10
34	03-30-2004	21,124.23	2,239.75	18,884.48	279,748.62
35	04-30-2004	21,124.23	2,098.11	19,026.12	260,722.50
36	05-30-2004	21,124.23	1,955.42	19,168.81	241,553.69
37	06-30-2004	21,124.23	1,811.65	19,312.58	222,241.11
38	07-30-2004	21,124.23	1,666.81	19,457.42	202,783.69
39	08-30-2004	21,124.23	1,520.88	19,603.35	183,180.34
40	09-30-2004	21,124.23	1,373.85	19,750.38	163,429.96
41	10-30-2004	21,124.23	1,225.72	19,898.51	143,531.45
42	11-30-2004	21,124.23	1,076.49	20,047.74	123,483.71
43	12-30-2004	21,124.23	926.13	20,198.10	103,285.61

2004	totals	253,490.76	20,795.00	232,695.76

44	01-30-2005	21,124.23	774.64	20,349.59	82,936.02
45	02-28-2005	21,124.23	622.02	20,502.21	62,433.81
46	03-30-2005	21,124.23	468.25	20,655.98	41,777.83
47	04-30-2005	21,124.23	313.33	20,810.90	20,966.93
48	05-30-2005	21,124.23	157.30	20,966.93	0.00

2005	totals	105,621.15	2,335.54	103,285.61

Grand totals		932,217.66	157,217.66	775,000.00

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
________________________________________________________________________________________x
GRAND TOYS INTERNATIONAL, INC.,

Plaintiff,	Index No. 600798/01

-against-

DANIEL ATKINS, MARK ATKINS, TERESA ATKINS, DOUGLAS ATKINS, AND BRUCE MINOR,	CONSENT JUDGMENT

Defendants.
________________________________________________________________________________________x

     WHEREAS, on February 15, 2001, plaintiff Grand Toys International, Inc. (“Grand Toys”) moved this Court for summary judgment in lieu of complaint, pursuant to CPLR § 3213 (the “Motion”);

     WHEREAS, defendants Daniel Atkins, Mark Atkins, Teresa Atkins, Douglas Atkins, and Bruce Minor (“defendants”) served answering papers on counsel for Grand Toys and counsel for Grand Toys thereafter served and filed reply papers; and

     WHEREAS, the parties now stipulate and agree that the amount set forth below is due and owing to Grand Toys by defendants, jointly and severally, under the various personal guaranties of defendants sued upon in this action;

     NOW THEREFORE,

     IT IS ORDERED, ADJUDGED AND DECREED that plaintiff Grand Toys shall have judgment in its favor and against defendants, jointly and severally, in the amount of Seven Hundred Seventy Five Thousand Dollars ($775,000.00), which shall bear interest from the date of this Judgment at the applicable statutory rate for post-judgment interest.

Dated:	New York, New York

PIPER MARBURY RUDNICK & WOLFE LLP 1251 Avenue of the Americas	KERA & GRAUBARD 240 Madison Avenue 7th Floor
New York, New York 10020 (212) 835-6000	New York, New York 10016 (212) 681-1600

/s/ Joseph G. Finnerty III	/s/ M. David Graubard
By: Joseph G. Finnerty III M Aaron M. Katz	By: M. David Graubard

Attorneys for Plaintiff Grand Toys International, Inc.	Attorneys for Defendants

/s/ Daniel Atkins DANIEL ATKINS

/s/ Mark Atkins MARK ATKINS

/s/ Theresa Atkins THERESA ATKINS
SO ORDERED:
/s/ Douglas Atkins DOUGLAS ATKINS

/s/	/s/ Bruce Minor BRUCE MINOR

SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
________________________________________________________________________________________x
GRAND TOYS INTERNATIONAL, INC.,

Plaintiff,	Index No. 600798/01

-against-

DANIEL ATKINS, MARK ATKINS, TERESA ATKINS, DOUGLAS ATKINS, AND BRUCE MINOR,	STIPULATION DISCONTINUING ACTION WITH PREJUDICE

Defendants.
________________________________________________________________________________________x

     IT IS HEREBY STIPULATED AND AGREED by and between the undersigned, the attorneys of record for all parties to the above entitled proceeding, that whereas no party hereto is an infant or incompetent person for whom a committee has been appointed or conservatee and no person not a party has an interest in the subject matter of the proceeding, the above entitled proceeding be, and the same hereby is discontinued with prejudice, subject to the terms of conditions of the Stipulation of Settlement between the plaintiff and defendants dated June 1 2001, and without costs to either party as against the other. This stipulation may be filed without further notice with the Clerk of the Court.

Dated:	New York, New York June , 2001

PIPER MARBURY RUDNICK & WOLFE LLP Attorneys for Plaintiff

By	/s/ Joseph G. Finnerty, III, Esq.

Joseph G. Finnerty, III, Esq. 1251 Avenue of the Americas New York, NY 10020 (212) 835-6000 (212) 835-6001 Fax KERA & GRAUBARD Attorneys for Defendants

By	/s/ M. David Graubard

M. David Graubard 240 Madison-Avenue, 7th floor New York, NY 10016 (212) 681-1600 (212) 681-1601 Fax